ClearTrack Retirement Income

Summary Prospectus
March 1, 2015
Class	CLASS R1	CLASS R6
& Ticker	TCITX	TCJTX
This summary prospectus is designed to provide shareholders with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information and most recent reports to shareholders, online at www.transamericafunds.com. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The fund’s prospectus, dated March 1, 2015, and statement of additional information, dated March 1, 2015, as supplemented from time to time, are incorporated by reference into this summary prospectus. The fund commenced operations on March 1, 2015. The semi-annual report for the fund for the period ending April 30, 2015 will be sent to shareholders once it becomes available.
Investment Objective: The fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Class of Shares
	R1	R6
Maximum sales charge (load) imposed on purchase (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	R1	R6
Management fees	0.35%	0.35%
Distribution and service (12b-1) fees	0.50%	0.00%
Other expenses[1]	0.51%	0.36%
Acquired fund fees and expenses[1]	0.13%	0.13%
Total annual fund operating expenses	1.49%	0.84%
Fee waiver and/or expense reimbursement[2]	0.29%	0.29%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.20%	0.55%
1 Other expenses and acquired fund fees and expenses are based on estimates for the current fiscal year.
2 Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through March 31, 2016, to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 1.20% for Class R1 and 0.55% for Class R6, excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on short sales, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 31, 2016 without the Board of Trustees’ consent. TAM is entitled to recapture amounts waived and/or reimbursed to a class during any of the previous 36 months if the class’s total annual operating expenses have fallen to a level below the limits described above.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years
R1	$122	$443
R6	$ 56	$239
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. Portfolio turnover rate is not included because the fund did not commence operations until the date of this prospectus.
Principal Investment Strategies: The fund is a fund of funds—it invests primarily in underlying exchange-traded funds (“ETFs”) that are based on an index and managed by unaffiliated investment advisers.
The fund seeks to achieve its objective by normally investing in a combination of underlying funds representing a variety of broad asset classes—equity (including real estate-related funds), fixed income and inflation-hedging—and investment styles and focuses. The underlying equity ETFs may include, but are not limited to, large cap funds, mid cap funds, small cap funds, growth-oriented funds, value oriented funds, international equity funds, emerging market equity funds, real return funds and funds that invest in real estate-related securities (including REITs). The underlying fixed income ETFs may include funds that invest primarily in investment grade fixed income securities or in high yield, high risk fixed income securities rated below investment grade (commonly known as “junk bonds”). The underlying fixed income ETFs may invest in U.S. and non-U.S. issuers, including corporate, mortgage- and asset-backed, government and emerging market debt securities. The underlying inflation hedging ETFs may include funds that invest in inflation-linked fixed income securities and hard assets.
The fund generally maintains a static target allocation (the “Target Allocation”) to asset classes. However, QS Investors, LLC (“QS”), the fund’s sub-adviser, may tactically overweight or underweight asset classes at any time. This means at any time the fund’s asset mix may be significantly different than the Target Allocation.
The fund’s Target Allocation for equity funds, fixed income funds and inflation-hedging funds is shown in the table below:
	Asset Class
	Equity Funds	Fixed Income Funds	Inflation-Hedging Funds
ClearTrack Retirement Income	33%	62%	5%

The Target Allocation does not include a set allocation to short-term defensive instruments. The fund may hold short-term defensive instruments, such as cash, money market ETFs or short-term fixed income ETFs, for liquidity purposes.
The Target Allocation is a “neutral” allocation, which does not reflect tactical decisions made by QS, to overweight or underweight a particular asset class. From time to time, QS may make tactical increases or decreases to the fund’s investment in a particular asset class beyond the Target Allocation, based on a broad range of market and economic trends and quantitative factors. QS may also allow the relative weightings of the fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying funds, QS will examine relative values and prospects among the underlying funds’ asset classes, as well as the capacity of the underlying funds to absorb additional cash flow.
Ordinarily, the fund’s investment in equity, fixed income or inflation-hedging funds is not expected to vary from the Target Allocation for that asset class by more than plus/minus 10%. Beyond that range, QS will generally rebalance the fund.
Principal Risks: Risk is inherent in all investing. Many factors affect the fund's performance. There is no assurance the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The fund may take temporary defensive positions; in such a case, the fund will not be pursuing its principal investment strategies. The following is a summary description of principal risks (in alphabetical order) of investing in the fund (either directly and/or through its investments in the underlying funds). Each risk described below may not apply to each underlying fund and an underlying fund may be subject to additional or different risks than those described below.You may lose money if you invest in this fund.
•	Allocation – The fund’s ability to achieve its investment objectives depends upon the sub-adviser’s skill in determining the fund’s asset class allocation, deciding whether to tactically overweight or underweight asset classes and selecting the best mix of underlying funds. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or other issuer is incorrect.
•	Counterparty – The fund will be subject to credit risk (that is, where changes in an issuer’s financial strength or credit rating may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the fund may decline.
•	Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
•	Derivatives – Using derivatives exposes the fund to additional risks and can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivatives themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. The fund may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.
•	Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
•	Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.
•	Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•	Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
•	Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
•	High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (that is, securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
•	Inflation-Protected Securities – Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.
•	Leveraging – The value of your investment may be more volatile to the extent that the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund's assets. The fund also may have to sell assets at inopportune times to satisfy its obligations.
•	Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible to sell, particularly during times of market turmoil. These illiquid investments may also be difficult to value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.
•	Manager – The fund is subject to the risk that the sub-adviser’s judgments and investment decisions, as well as the methods, tools, resources, information and data, and the analyses employed or relied on by the sub-adviser to make those judgments and decisions may be incorrect or otherwise may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
•	Market – The market prices of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security. Financial markets in the U.S., Europe and elsewhere have experienced increased volatility and decreased liquidity since the global financial crisis began in 2008. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, or other related efforts in response to the crisis could negatively affect financial markets generally and increase market volatility as well as result in higher interest rates and reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the sub-adviser. Whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund's investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and in some instances may contribute to decreased liquidity and increased volatility in the financial markets.
•	Mortgage-Related and Asset-Backed Securities – The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
•	New Fund – The fund is newly formed. Investors in the fund bear the risk that the sub-adviser may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, or that the fund may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.
•	Portfolio Selection – The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect.
•	Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates.
•	REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
•	Small and Medium Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
•	Underlying Exchange Traded Funds – Because the fund invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Each of the underlying ETFs in which the fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the fund invests more of its assets in one underlying ETF than in another, the fund will have greater exposure to the risks of that underlying ETF. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
•	Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology.
•	Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Performance: No performance is shown for the fund. Performance information will appear in a future version of this prospectus once the fund has a full calendar year of performance information to report to investors.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/index.html or by calling 1-888-233-4339.
Management:
Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	QS Investors, LLC
Portfolio Managers:
Y. Wayne Lin, Portfolio Manager since 2015
Thomas Picciochi, Portfolio Manager since 2015
Ellen Tesler, Portfolio Manager since 2015
Purchase and Sale of Fund Shares: You may purchase, exchange or redeem shares of the fund on any day the New York Stock Exchange is open for business, online or through our website at www.transamericafunds.com, by mail to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945, by telephone at 1-888-233-4339, by overnight mail to Transamerica Fund Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 or through a financial intermediary.
Class R1 and R6 shares are intended for purchase by participants in certain retirement plans such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans and non-qualified deferred compensation plans (eligible retirement plans) and IRAs, and under the following conditions: Class

R1 and R6 shares are available only when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds, and in such eligible retirement plans where Class R1 and R6 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).
There is no minimum investment for Class R1 and R6 shares.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
MSPA0315CTRI